Exhibit 24.1

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John Murphy, Monica Howard Douglas and Jennifer D. Manning, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of The Coca-Cola Company (the “Company”) for the registration of an indeterminate principal amount of securities of the Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that any said attorneys-in-fact and agents, or his or her substitute or substitutes, could lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Herb Allen
Herb Allen
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Bela Bajaria
Bela Bajaria
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Ana Botín
Ana Botín
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Christopher C. Davis
Christopher C. Davis
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Carolyn Everson
Carolyn Everson
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Thomas S. Gayner
Thomas S. Gayner
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Max R. Levchin
Max R. Levchin
Director
The Coca-Cola Company
October 17, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Amity Millhiser
Amity Millhiser
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Caroline J. Tsay
Caroline J. Tsay
Director
The Coca-Cola Company
October 16, 2025

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company
October 16, 2025